NUVEEN TRADEWINDS VALUE OPPORTUNITIES FUND

SUPPLEMENT DATED MARCH 9, 2017

TO THE PROSPECTUS DATED OCTOBER 31, 2016

1.	The section “Fund Summary—Nuveen Tradewinds Value Opportunities Fund—Important Notice Regarding Proposed Reorganization” is deleted and replaced with the following:

The shareholders of the Fund have approved the reorganization of the Fund into Nuveen NWQ Global Equity Income Fund, a series of Nuveen Investment Trust that is advised by Nuveen Fund Advisors, LLC and sub-advised by NWQ Investment Management Company, LLC. It is anticipated that the reorganization will be consummated on or around March 24, 2017. More information about the reorganization is contained in proxy materials sent to Fund shareholders in late September 2016. The Fund will continue sales and redemptions of its shares as described in the prospectus until shortly before its reorganization.

2.	The last sentence of the section “Fund Summary—Nuveen Tradewinds Value Opportunities Fund—Principal Investment Strategies” is deleted and replaced with the following:

The Fund may invest without limit in non-U.S. equity securities, including up to 15% of its net assets in equity securities of companies located in emerging market countries.

This supplement supersedes and replaces the supplement to the prospectus dated March 8, 2017.

PLEASE KEEP THIS WITH YOUR PROSPECTUS

FOR FUTURE REFERENCE

MGN-TWVOP-0317P